UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSRS

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

Investment Company Act file number 811-07660

Name of Fund: The Massachusetts Health & Education Tax-Exempt Trust

Fund Address: P.O. Box 9011
              Princeton, NJ 08543-9011

Name and address of agent for service: John M. Loffredo, President, The
      Massachusetts Health & Education Tax-Exempt Trust, 800 Scudders Mill Road, Plainsboro, NJ 08536. Mailing address: P.O. Box 9011, Princeton, NJ 08543-9011

Registrant's telephone number, including area code: (609) 282-2800

Date of fiscal year end: 12/31/05

Date of reporting period: 01/01/05 - 06/30/05

Item 1 - Report to Stockholders

                           The Massachusetts Health &
                           Education Tax-Exempt Trust

Semi-Annual Report
June 30, 2005

The Massachusetts Health & Education
Tax-Exempt Trust

The Benefits and Risks of Leveraging

The Massachusetts Health & Education Tax-Exempt Trust utilizes leverage to seek to enhance the yield and net asset value of its Common Shares. However, these objectives cannot be achieved in all interest rate environments. To leverage, the Trust issues Preferred Shares, which pay dividends at prevailing short-term interest rates, and invests the proceeds in long-term municipal bonds. The interest earned on these investments, net of dividends to Preferred Shares, is paid to Common Shareholders in the form of dividends, and the value of these portfolio holdings is reflected in the per share net asset value of the Trust's Common Shares. However, in order to benefit Common Shareholders, the yield curve must be positively sloped; that is, short-term interest rates must be lower than long-term interest rates. At the same time, a period of generally declining interest rates will benefit Common Shareholders. If either of these conditions change, then the risks of leveraging will begin to outweigh the benefits.

To illustrate these concepts, assume a fund's Common Share capitalization of $100 million and the issuance of Preferred Shares for an additional $50 million, creating a total value of $150 million available for investment in long-term municipal bonds. If prevailing short-term interest rates are approximately 3% and long-term interest rates are approximately 6%, the yield curve has a strongly positive slope. The fund pays dividends on the $50 million of Preferred Shares based on the lower short-term interest rates. At the same time, the fund's total portfolio of $150 million earns the income based on long-term interest rates. Of course, increases in short- term interest rates would reduce (and even eliminate) the dividends on the Common Shares.

In this case, the dividends paid to Preferred Shareholders are significantly lower than the income earned on the fund's long-term investments, and therefore the Common Shareholders are the beneficiaries of the incremental yield. However, if short-term interest rates rise, narrowing the differential between short-term and long-term interest rates, the incremental yield pickup on the Common Shares will be reduced or eliminated completely. At the same time, the market value of the fund's Common Shares (that is, its price as listed on the American Stock Exchange) may, as a result, decline. Furthermore, if long-term interest rates rise, the Common Shares' net asset value will reflect the full decline in the price of the portfolio's investments, since the value of the fund's Preferred Shares does not fluctuate. In addition to the decline in net asset value, the market value of the fund's Common Shares may also decline.

As a part of its investment strategy, the Trust may invest in certain securities whose potential income return is inversely related to changes in a floating interest rate ("inverse floaters"). In general, income on inverse floaters will decrease when short-term interest rates increase and increase when short-term interest rates decrease. Investments in inverse floaters may be characterized as derivative securities and may subject the Trust to the risks of reduced or eliminated interest payments and losses of invested principal. In addition, inverse floaters have the effect of providing investment leverage and, as a result, the market value of such securities will generally be more volatile than that of fixed-rate, tax-exempt securities. To the extent the Trust invests in inverse floaters, the market value of the Trust's portfolio and the net asset value of the Trust's shares may also be more volatile than if the Trust did not invest in these securities. As of June 30, 2005, the Trust did not invest in inverse floaters.

Swap Agreements

The Trust may invest in swap agreements, which are over-the-counter contracts in which one party agrees to make periodic payments based on the change in market value of a specified bond, basket of bonds, or index in return for periodic payments based on a fixed or variable interest rate or the change in market value of a different bond, basket of bonds or index. Swap agreements may be used to obtain or reduce exposure to a bond or market without owning or taking physical custody of securities. Swap agreements involve the risk that the party with whom the Trust has entered into the swap will default on its obligation to pay the Trust and the risk that the Trust will not be able to meet its obligations to pay the other party to the agreement.


2    THE MASSACHUSETTS HEALTH & EDUCATION TAX-EXEMPT TRUST    JUNE 30, 2005

A Letter From the President

Dear Shareholder

The financial markets continued to face a number of crosscurrents over the past several months. On June 30, 2005, the Federal Reserve Board (the Fed) increased the federal funds rate for the ninth consecutive time since June 2004, bringing the target short-term interest rate to 3.25%. During the same week, first quarter 2005 U.S. gross domestic product growth was revised upward to 3.8% -- behind the 4.4% annualized growth rate recorded for all of 2004 but ahead of many economists' expectations. Signs of a slowing economy, coupled with easing inflationary fears, have prompted some observers to believe that the Fed may soon end its monetary tightening campaign.

After ending 2004 in a strong rally, U.S. equity markets have struggled to record meaningful gains in 2005. Continued high oil prices and Fed interest rate hikes have exerted downward pressure on stocks. Offsetting this somewhat have been surprisingly strong corporate earnings and lower long-term bond yields. Outside U.S. borders, results have been mixed. Several European markets have been performing well despite ongoing economic problems. In Asia, many markets have benefited from higher economic growth rates and relatively attractive valuations, although Japanese stocks have struggled as a result of slowing exports and high oil prices.

In the bond markets, the yield curve flattening "conundrum" continued. As short-term yields increased in concert with Fed interest rate hikes, yields on longer-term bonds declined (as their prices, which move opposite yields, increased). Over the past year, the two-year Treasury yield rose 96 basis points (.96%) while the 10-year Treasury yield declined 68 basis points. At period-end, the spread between the two-year and 10-year Treasury yields was just 28 basis points.

Amid these conditions, the major market benchmarks posted six-month and 12-month returns as follows:

Total Returns as of June 30, 2005                                      6-month         12-month
===============================================================================================
U.S. equities (Standard & Poor's 500 Index)                             -0.81%          + 6.32%
-----------------------------------------------------------------------------------------------
Small-cap U.S. equities (Russell 2000 Index)                            -1.25%          + 9.45%
-----------------------------------------------------------------------------------------------
International equities (MSCI Europe Australasia Far East Index)         -1.17%          +13.65%
-----------------------------------------------------------------------------------------------
Fixed income (Lehman Brothers Aggregate Bond Index)                     +2.51%          + 6.80%
-----------------------------------------------------------------------------------------------
Tax-exempt fixed income (Lehman Brothers Municipal Bond Index)          +2.89%          + 8.24%
-----------------------------------------------------------------------------------------------
High yield bonds (Credit Suisse First Boston High Yield Index)          +0.77%          +10.10%
-----------------------------------------------------------------------------------------------

Entering the second half of 2005, we expect more of the same type of "muddle through" environment that has befallen financial markets in the first half of the year. Nevertheless, opportunities do exist and we encourage you to work with your financial advisor to diversify your portfolio among a variety of asset types. This can help to diffuse risk while also tapping into the potential benefits of a broader range of investment alternatives. We thank you for trusting Merrill Lynch Investment Managers with your investment assets, and we look forward to serving you in the months and years ahead.

                                        Sincerely,


                                        /s/ Robert C. Doll, Jr.

                                        Robert C. Doll, Jr.
                                        President
                                        Merrill Lynch Investment Managers


     THE MASSACHUSETTS HEALTH & EDUCATION TAX-EXEMPT TRUST    JUNE 30, 2005    3

A Discussion With Your Trust's Portfolio Managers

      As the period progressed and lower-rated bonds outperformed, we increasingly saw better value from higher-grade credits and began to focus our investment there.

Describe the market environment relative to municipal bonds.

Over the past six months, long-term bond yields declined as their prices, which move in the opposite direction, increased. In the meantime, the Federal Reserve Board (the Fed) continued to raise short-term interest rates at each of its meetings during the period, lifting the federal funds target to 3.25% on June
30. As longer-term bond yields declined and short-term yields moved upward in unison with the Fed interest rate hikes, the yield curve continued to flatten. Over the six months ended June 30, 2005, 30-year U.S. Treasury bond yields declined 67 basis points to 4.16% and yields on the 10-year Treasury note fell 30 basis points to 3.94%.

In the tax-exempt market, yields on 30-year revenue bonds, as measured by the Bond Buyer Revenue Bond Index, fell 27 basis points to 4.77%. According to Municipal Market Data, yields on AAA-rated issues maturing in 30 years declined 35 basis points to 4.26%, while AAA-rated bonds maturing in 10 years saw their yields decline 7 basis points to 3.45%.

The declining tax-exempt bond yields have prompted municipalities to both issue new debt and refund outstanding, higher-couponed issues. During the six-month period, more than $206 billion in new municipal bonds was underwritten, an increase of 8.6% versus the same six months in 2004. The new issuance was boosted by a greater than 55% increase in refunding issues, which have been heavily weighted in the 10-year - 20-year maturity range to lower the overall interest cost of the refunding issue. This concentration has put pressure on intermediate tax-exempt bond yields while supporting longer-term bond prices.

Investor demand for municipal product generally has remained positive. According to statistics from the Investment Company Institute, through May 31, 2005, year-to-date net new cash flows into long-term municipal bond funds have exceeded $1.35 billion. This represents a significant improvement from the $7.86 billion net outflow seen during the same period in 2004. Recent June weekly figures from AMG Data Service have also shown continued positive flows. Throughout much of the past six months, high yield tax-exempt bond funds have been the principal target for these new cash inflows. During June, these lower-rated/non-rated bond funds received an average of $150 million per week. The need to invest these cash flows has led to very strong demand for lower-rated issues and a consequent narrowing of credit spreads. Additionally, thus far in 2005, the percentage of new issues bearing an insurer's guarantee has risen to nearly 60%, up from 53.6% during the same period a year ago. The increasing percentage of insured issuance has further reduced the availability of lower-rated municipal securities, lending more support to higher prices for these issues.

Describe conditions in the Commonwealth of Massachusetts.

The Massachusetts economy continued to improve, with rising revenue collections and a May 2005 unemployment rate of 4.9%, below the national average of 5.1%. The commonwealth's budget for the 2005 fiscal year projected financial reserves of just over $800 million, but as a result of strong revenue performance, the most recent estimates were approaching $1.8 billion at period-end. For the first half of the 2005 fiscal year, tax collections were 10% higher than during the same period a year earlier.

Massachusetts's budget adopted for fiscal year 2006 assumes a $600 million drawdown of the commonwealth's budget stabilization funds, though this drawdown conservatively assumes flat revenue growth. The commonwealth's debt levels, however, remain the second-highest in the United States, due in part to the costs of the Central Artery/Tunnel project (the "Big Dig"). The project's completion considerably reduces the financial risk to the commonwealth, although some uncertainty exists around construction-related problems associated with tunnel leakage. Also, the School Building Assistance program, which changes how school construction is financed in the commonwealth, is authorized to issue $10 billion of debt and will continue to add to current debt levels.

How did the Trust perform during the period?

For the six-month period ended June 30, 2005, the Common Shares of Massachusetts Health and Education Tax-Exempt Trust had net annualized yields of 5.57% and 5.35%, based on a period-end per share net asset value of $14.12 and a per share market price of $14.70, respectively, and $.390 per share income dividends. Over the same period, the total investment return on the Trust's Common Shares was +5.62%, based on a change in per share net asset value from $13.74 to $14.12, and assuming reinvestment of all distributions.


4    THE MASSACHUSETTS HEALTH & EDUCATION TAX-EXEMPT TRUST    JUNE 30, 2005

The Trust's performance benefited from a relatively large position in lower investment grade and, to a lesser extent, non-investment grade bonds. Besides adding to the Trust's income stream, returns from these lower-rated issues increased as credit spreads -- the amount of additional income investors receive for taking on credit risk -- continued to tighten during the period.

Detracting from performance was the Trust's relatively low leverage ratio -- at just over 23% of portfolio assets at period-end. When interest rates are falling, portfolios with a higher degree of leverage tend to outperform those with less leverage, and vice versa. During the past six months, long-term interest rates fell more than we expected, and being relatively underleveraged detracted from performance.

For a description of the Trust's total investment return based on a change in the per share market value of the Trust's Common Shares (as measured by the trading price of the Trust's shares on the American Stock Exchange), and assuming reinvestment of dividends, please refer to the Financial Highlights section of this report. As a closed-end fund, the Trust's shares may trade in the secondary market at a premium or discount to the Trust's net asset value. As a result, total investment returns based on changes in the market value of the Trust's Common Shares can vary significantly from total investment return based on changes in the Trust's net asset value.

What changes were made to the portfolio during the period?

We generally looked to invest in longer-dated bonds, as we did not believe that long-term interest rates were likely to rise in line with short-term interest rates during the period. Based on our expectations, we sold selected shorter bonds when appropriate and reinvested the proceeds in longer-dated holdings. In fact, longer-bond yields fell during the period as short-term interest rates increased. Because bond prices move in the opposite direction of yields, this meant that longer-term bonds significantly outperformed short-term bonds, and our focus further out on the curve paid off.

Although the portfolio had an above-market weighting in lower-rated bonds, most of our new purchases during the period consisted of bonds with credit ratings of A or higher. As the period progressed and lower-rated bonds outperformed, we increasingly saw better relative value in higher-grade credits. By period-end, approximately 83% of the Trust's assets were rated investment grade (BBB or better).

Otherwise, our primary focus throughout the period was on following the Trust's mandate of investing in Massachusetts not-for-profit health care and education bonds. We had little trouble finding suitable securities for investment and, at period-end, 91% of the portfolio was held in these sectors, up from 86% six months earlier.

For the six months ended June 30, 2005, the Trust's Auction Preferred Shares
(APS) had an average yield of 1.59%. The Trust's borrowing costs moved somewhat higher during the period, predominantly as a result of the Fed's continued interest rate hikes, but also reflecting seasonal (tax-time) factors as investors redeemed monies from their short-term tax-exempt investments to pay their tax liabilities. Still, the tax-exempt yield curve remained relatively steep and continued to generate an income benefit to the holders of Common Shares from the leveraging of Preferred Shares. However, should the spread between short-term and long-term interest rates narrow, the benefits of leveraging will decline and, as a result, reduce the yield on the Fund's Common Shares. At the end of the period, the Trust's leverage amount, due to APS, was 22.66% of total net assets, before the deduction of Preferred Shares. (For a more complete explanation of the benefits and risks of leveraging, see page 2 of this report to shareholders.)

How would you characterize the Trust's position at the close of the period?

As of period-end, the Trust remained fully invested and reflected our generally neutral view on interest rates. We would expect dividends on the Trust's Preferred Shares to rise in line with further "measured" Fed interest rate increases. However, we do not expect long-term yields on Massachusetts municipal bonds to rise significantly. We remain relatively comfortable with the portfolio's positioning -- specifically, its increased emphasis on high-quality assets and longer-term bonds. Although we think the Trust is well structured, we will continue to monitor conditions in the municipal market and will not hesitate to make portfolio changes when we believe they are warranted.

Theodore R. Jaeckel Jr., CFA
Vice President and Portfolio Manager

Robert D. Sneeden
Vice President and Portfolio Manager

July 8, 2005


     THE MASSACHUSETTS HEALTH & EDUCATION TAX-EXEMPT TRUST    JUNE 30, 2005    5

Portfolio Information as of June 30, 2005

--------------------------------------------------------------------------------
                                                                      Percent of
Quality Ratings by                                                      Total
S&P/Moody's                                                          Investments
--------------------------------------------------------------------------------
AAA/Aaa ..............................................................     34.7%
AA/Aa ................................................................     16.6
A/A ..................................................................     11.6
BBB/Baa ..............................................................     20.0
BB/Ba ................................................................      3.2
NR (Not Rated) .......................................................     13.2
Other* ...............................................................      0.7
--------------------------------------------------------------------------------
*     Includes portfolio holdings in variable rate demand notes.

Officers and Trustees

Walter B. Prince, Chairman and Trustee
James F. Carlin, III, Trustee
Thomas H. Green, III, Trustee
Edward M. Murphy, Trustee
Frank Nesvet, Trustee
James M. Storey, Trustee
John M. Loffredo, President
Theodore R. Jaeckel Jr., Vice President
Robert D. Sneeden, Vice President
Donald C. Burke, Vice President and Treasurer
Jeffrey Hiller, Chief Compliance Officer
Brian D. Stewart, Secretary

Custodian

State Street Bank and Trust Company
P.O. Box 351
Boston, MA 02101

Transfer Agents

Common Shares:
The Bank of New York
101 Barclay Street -- 11 East
New York, NY 10286

Preferred Shares:

Deutsche Bank Trust Company
280 Park Avenue, 9th Floor
New York, NY 10018

Amex Symbol

MHE


6    THE MASSACHUSETTS HEALTH & EDUCATION TAX-EXEMPT TRUST    JUNE 30, 2005

Schedule of Investments                                           (in Thousands)

                              Face
                              Amount        Municipal Bonds                                                                 Value
===================================================================================================================================
Massachusetts--131.0%
-----------------------------------------------------------------------------------------------------------------------------------
                              $   825       Massachusetts State College Building Authority, Project Revenue Refunding
                                            Bonds, Series B, 5.50% due 5/01/2039 (i)                                       $  1,007
                              -----------------------------------------------------------------------------------------------------
                                            Massachusetts State Development Finance Agency, Education Revenue Bonds:
                                1,100             (Belmont Hill School), 5% due 9/01/2031                                     1,151
                                  400             (Middlesex School Project), 5% due 9/01/2033                                  419
                                  250             (Xaverian Brothers High School), 5.65% due 7/01/2029                          261
                              -----------------------------------------------------------------------------------------------------
                                            Massachusetts State Development Finance Agency, First Mortgage Revenue
                                            Bonds, Series A:
                                  855             (Edgecombe Project), 6.75% due 7/01/2021                                      909
                                  850             (Overlook Communities Inc.), 6.125% due 7/01/2024                             865
                              -----------------------------------------------------------------------------------------------------
                                1,250       Massachusetts State Development Finance Agency, First Mortgage Revenue
                                            Refunding Bonds (Symmes Life Care, Inc.--Brookhaven at Lexington),
                                            Series A, 5% due 3/01/2035 (l)                                                    1,288
                              -----------------------------------------------------------------------------------------------------
                                  500       Massachusetts State Development Finance Agency, Human Service Provider
                                            Revenue Bonds (Seven Hills Foundation & Affiliates), 5% due 9/01/2035 (l)           520
                              -----------------------------------------------------------------------------------------------------
                                  825       Massachusetts State Development Finance Agency, Resource Recovery Revenue
                                            Bonds (Ogden Haverhill Associates), AMT, Series A, 6.70% due 12/01/2014             897
                              -----------------------------------------------------------------------------------------------------
                                            Massachusetts State Development Finance Agency Revenue Bonds:
                                  500             (College of Pharmacy and Allied Health Services), Series D, 5% due
                                                   7/01/2027                                                                    526
                                  500             (Curry College), Series A, 5% due 3/01/2035 (j)                               512
                                  400             (Franklin W. Olin College), Series B, 5.25% due 7/01/2033 (i)                 431
                                1,000             (Massachusetts College of Pharmacy and Health Sciences), 5.75% due
                                                   7/01/2033                                                                  1,071
                                  425             (Massachusetts Council of Human Service Providers, Inc.), Series C,
                                                   6.60% due 8/15/2029                                                          416
                                  500             (Smith College), 5% due 7/01/2035                                             533
                                  400             (Suffolk University), 5.75% due 7/01/2019                                     420
                                  500             (Volunteers of America--Ayer Limited Partnership), AMT, Series A,
                                                   6.20% due 2/20/2046 (k)                                                      566
                                  700             (WGBH Educational Foundation), Series A, 5.375% due 1/01/2042 (a)             764
                                1,100             (WGBH Educational Foundation), Series A, 5.75% due 1/01/2042 (a)            1,399
                                  600             (Western New England College), 5.875% due 12/01/2022                          644
                                  540             (The Wheeler School), 6.50% due 12/01/2029                                    571
                                  500             (Williston Northampton School Project), 5% due 10/01/2025 (i)                 534
                              -----------------------------------------------------------------------------------------------------
                                            Massachusetts State Development Finance Agency, Revenue Refunding Bonds:
                                1,500             (Boston University), Series P, 5.45% due 5/15/2059                          1,698
                                  225             (Odd Fellows Home of Massachusetts), 6.25% due 1/01/2015                      212
                              -----------------------------------------------------------------------------------------------------
                                            Massachusetts State Health and Educational Facilities Authority Revenue
                                            Bonds:
                                  800             (Baystate Medical Center), Series E, 6% due 7/01/2026 (e)                     838
                                1,000             (Baystate Medical Center), Series F, 5.75% due 7/01/2033                    1,075
                                  350             (Berkshire Health System), Series E, 6.25% due 10/01/2031                     376
                                  300             (Capital Asset Program), VRDN, Series E, 2.45% due 1/01/2035 (h)              300
                                1,500             (Daughters of Charity-Carney), Series D, 6.10% due 7/01/2006 (g)            1,535
                                1,350             (Harvard University), Series FF, 5.125% due 7/15/2037                       1,434
                                1,000             (Milford-Whitinsville Hospital), Series D, 6.35% due 7/15/2032              1,074
                                1,000             (Simmons College), Series F, 5% due 10/01/2033 (c)                          1,059
                                  230             (University of Massachusetts), Series C, 5.125% due 10/01/2034 (c)            244
                                1,355             (Wheaton College), Series D, 6% due 1/01/2018                               1,441

Portfolio Abbreviations

To simplify the listings of The Massachusetts Health & Education Tax-Exempt Trust's portfolio holdings in the Schedule of Investments, we have abbreviated the names of many of the securities according to the list at right.

AMT         Alternative Minimum Tax (subject to)
PCR         Pollution Control Revenue Bonds
VRDN        Variable Rate Demand Notes


     THE MASSACHUSETTS HEALTH & EDUCATION TAX-EXEMPT TRUST    JUNE 30, 2005    7

Schedule of Investments (concluded)                               (in Thousands)

                              Face
                              Amount       Municipal Bonds                                                                  Value
===================================================================================================================================
Massachusetts (concluded)
-----------------------------------------------------------------------------------------------------------------------------------
                                            Massachusetts State Health and Educational Facilities Authority, Revenue
                                            Refunding Bonds:
                              $   885             (Bay Cove Human Services Issue), Series A, 5.90% due 4/01/2028           $    887
                                1,000             (Berkshire Health System), Series D, 6% due 10/01/2019 (f)                  1,027
                                1,000             (Boston College), Series N, 5.125% due 6/01/2037                            1,062
                                  500             (Christopher House), Series A, 6.875% due 1/01/2029                           502
                                  800             (Covenant Health System), 6% due 7/01/2022                                    873
                                  400             (Covenant Health System), 6% due 7/01/2031                                    433
                                  495             (Learning Center for Deaf Children), Series C, 6.125% due 7/01/2029           507
                                  500             (Massachusetts Institute of Technology), Series L, 5% due 7/01/2023           567
                                  500             (Milton Hospital), Series, 5.50% due 7/01/2016                                510
                                  100             (Partners Healthcare System), Series A, 5.375% due 7/01/2024 (f)              105
                                1,000             (Partners Healthcare System), Series C, 5.75% due 7/01/2032                 1,115
                                  395             (Valley Regional Health System), Series C, 5.75% due 7/01/2018 (b)            400
                                1,500             (Wellesley College), 5% due 7/01/2033                                       1,588
                                1,000             (Youville House--FHA Insured Project), Series A, 6.25% due
                                                   2/15/2007 (d)(g)                                                           1,075
                              -----------------------------------------------------------------------------------------------------
                                  750       Massachusetts State Industrial Finance Agency, Health Care Facility Revenue
                                            Bonds (Age Institute of Massachusetts Project), 8.05% due 11/01/2025                753
                              -----------------------------------------------------------------------------------------------------
                                1,500       Massachusetts State Industrial Finance Agency, PCR (General Motors
                                            Corporation), 5.55% due 4/01/2009                                                 1,498
                              -----------------------------------------------------------------------------------------------------
                                  400       Massachusetts State Industrial Finance Agency Revenue Bonds (Wentworth
                                            Institute of Technology), 5.75% due 10/01/2028                                      420
                              -----------------------------------------------------------------------------------------------------
                                  340       Massachusetts State Industrial Finance Agency, Senior Living Facility
                                            Revenue Bonds (Forge Hill Project), AMT, 6.75% due 4/01/2030                        342
                              -----------------------------------------------------------------------------------------------------
                                1,000       Massachusetts State Water Pollution Abatement Trust, Pool Program Revenue
                                            Bonds, Series 10, 5% due 8/01/2029                                                1,069
                              -----------------------------------------------------------------------------------------------------
                                1,000       Rail Connections, Inc., Massachusetts, Capital Appreciation Revenue Bonds
                                            (Route 128 Parking Garage), Series B, 6.53%* due 7/01/2009 (g)(j)                   444
                              -----------------------------------------------------------------------------------------------------
                                1,000       University of Massachusetts Building Authority, Project Revenue Refunding
                                            Bonds, Senior Series 04-1, 5.125% due 11/01/2034 (a)                              1,077
                              -----------------------------------------------------------------------------------------------------
                              Total Investments (Cost--$40,671**)--131.0%                                                    43,244

                              Liabilities in Excess of Other Assets--(0.7%)                                                    (243)

                              Preferred Shares, at Redemption Value--(30.3%)                                                (10,000)
                                                                                                                           --------
                              Net Assets Applicable to Common Shares--100.0%                                               $ 33,001
                                                                                                                           ========

(a)   AMBAC Insured.
(b)   Connie Lee Insured.
(c)   FGIC Insured.
(d)   FHA Insured.
(e)   FSA Insured.
(f)   MBIA Insured.
(g)   Prerefunded.
(h) Security may have a maturity of more than one year at time of issuance, but has variable rate and demand features that qualify it as a short-term security. The rate disclosed is that currently in effect. This rate changes periodically based upon prevailing market rates.
(i)   XL Capital Insured.
(j)   ACA Insured.
(k)   GNMA Collateralized.
(l)   Radian Insured.
* Represents a zero coupon bond; the interest rate shown reflects the effective yield at the time of purchase by the Trust.
** The cost and unrealized appreciation (depreciation) of investments as of June 30, 2005, as computed for federal income tax purposes, were as follows:

                                                                  (in Thousands)
      --------------------------------------------------------------------------
      Aggregate cost .................................................  $40,570
                                                                        =======
      Gross unrealized appreciation ..................................  $ 2,699
      Gross unrealized depreciation ..................................      (25)
                                                                        -------
      Net unrealized appreciation ....................................  $ 2,674
                                                                        =======

      Investments in companies considered to be an affiliate of the Trust (such companies are defined as "Affiliated Companies" in Section 2(a)(3) of the Investment Company Act of 1940) were as follows:

                                                                  (in Thousands)
      --------------------------------------------------------------------------
                                                       Net              Dividend
      Affiliate                                      Activity            Income
      --------------------------------------------------------------------------
      CMA Massachusetts Municipal Money Fund           --+                   --
      --------------------------------------------------------------------------
+     Amount is less than $(1,000).

      See Notes to Financial Statements.


8    THE MASSACHUSETTS HEALTH & EDUCATION TAX-EXEMPT TRUST    JUNE 30, 2005

Statement of Net Assets

As of June 30, 2005
===========================================================================================================================
Assets
---------------------------------------------------------------------------------------------------------------------------
                          Investments in unaffiliated securities, at value
                           (identified cost--$40,671,099) ................................                     $ 43,244,267
                          Cash ...........................................................                           66,664
                          Interest receivable ............................................                          813,653
                          Prepaid expenses ...............................................                            2,000
                                                                                                               ------------
                          Total assets ...................................................                       44,126,584
                                                                                                               ------------
===========================================================================================================================
Liabilities
---------------------------------------------------------------------------------------------------------------------------
                          Payables:
                              Securities purchased .......................................    $  1,051,968
                              Investment adviser .........................................          10,263
                              Administration fees ........................................           4,399        1,066,630
                                                                                              ------------
                          Accrued expenses ...............................................                           58,769
                                                                                                               ------------
                          Total liabilities ..............................................                        1,125,399
                                                                                                               ------------
===========================================================================================================================
Preferred Shares
---------------------------------------------------------------------------------------------------------------------------
                          Preferred Shares, at redemption value, par value $.01
                           per share (400 shares authorized, 200 shares of APS*
                           issued and outstanding at $50,000 per share liquidation
                           preference) ...................................................                       10,000,000
                                                                                                               ------------
===========================================================================================================================
Net Assets Applicable to Common Shares
---------------------------------------------------------------------------------------------------------------------------
                          Net assets applicable to Common Shares .........................                     $ 33,001,185
                                                                                                               ============
===========================================================================================================================
Analysis of Net Assets Applicable to Common Shares
---------------------------------------------------------------------------------------------------------------------------
                          Common Shares, par value $.01 per share (2,337,586 shares
                           issued and outstanding) .......................................                     $     23,376
                          Paid-in capital in excess of par ...............................                       29,811,437
                          Undistributed investment income--net ...........................    $    408,481
                          Undistributed realized capital gains--net ......................         184,723
                          Unrealized appreciation--net ...................................       2,573,168
                                                                                              ------------
                          Total accumulated earnings--net ................................                        3,166,372
                                                                                                               ------------
                          Total--Equivalent to $14.12 net asset value per Common Share
                           (market price--$14.70) ........................................                     $ 33,001,185
                                                                                                               ============

*     Auction Preferred Shares.

      See Notes to Financial Statements.


     THE MASSACHUSETTS HEALTH & EDUCATION TAX-EXEMPT TRUST    JUNE 30, 2005    9

Statement of Operations

For the Six Months Ended June 30, 2005
===========================================================================================================================
Investment Income
---------------------------------------------------------------------------------------------------------------------------
                          Interest .......................................................                     $  1,113,044
===========================================================================================================================
Expenses
---------------------------------------------------------------------------------------------------------------------------
                          Investment advisory fees .......................................    $     72,797
                          Administration fees ............................................          31,199
                          Printing and shareholder reports ...............................          21,690
                          Professional fees ..............................................          20,109
                          Directors' fees and expenses ...................................          14,871
                          Transfer agent fees ............................................          13,560
                          Commission fees ................................................          12,373
                          Accounting services ............................................           6,988
                          Pricing fees ...................................................           2,987
                          Custodian fees .................................................           2,192
                          Listing fees ...................................................             508
                          Other ..........................................................           8,977
                                                                                              ------------
                          Total expenses .................................................                          208,251
                                                                                                               ------------
                          Investment income--net .........................................                          904,793
                                                                                                               ------------
===========================================================================================================================
Realized & Unrealized Gain--Net
---------------------------------------------------------------------------------------------------------------------------
                          Realized gain on investments--net ..............................                          176,370
                          Change in unrealized appreciation on investments--net ..........                          798,430
                                                                                                               ------------
                          Total realized and unrealized gain--net ........................                          974,800
                                                                                                               ------------
===========================================================================================================================
Dividends to Preferred Shareholders
---------------------------------------------------------------------------------------------------------------------------
                          Investment income--net .........................................                          (78,182)
                                                                                                               ------------
                          Net Increase in Net Assets Resulting from Operations ...........                     $  1,801,411
                                                                                                               ============

      See Notes to Financial Statements.


10   THE MASSACHUSETTS HEALTH & EDUCATION TAX-EXEMPT TRUST    JUNE 30, 2005

Statements of Changes in Net Assets

                                                                                                For the Six      For the
                                                                                               Months Ended     Year Ended
                                                                                                 June 30,      December 31,
Increase (Decrease) in Net Assets:                                                                 2005            2004
===========================================================================================================================
Operations
---------------------------------------------------------------------------------------------------------------------------
                       Investment income--net ............................................    $    904,793     $  1,920,663
                       Realized gain--net ................................................         176,370          619,944
                       Change in unrealized appreciation--net ............................         798,430         (459,444)
                       Dividends and distributions to Preferred Shareholders .............         (78,182)         (95,286)
                                                                                              -----------------------------
                       Net increase in net assets resulting from operations ..............       1,801,411        1,985,877
                                                                                              -----------------------------
===========================================================================================================================
Dividends & Distributions to Common Shareholders
---------------------------------------------------------------------------------------------------------------------------
                       Investment income--net ............................................        (911,096)      (2,022,704)
                       Realized gain--net ................................................              --         (367,233)
                                                                                              -----------------------------
                       Net decrease in net assets resulting from dividends and
                        distributions to Common Shareholders .............................        (911,096)      (2,389,937)
                                                                                              -----------------------------
===========================================================================================================================
Common Share Transactions
---------------------------------------------------------------------------------------------------------------------------
                       Value of shares issued to Common Shareholders in reinvestment of
                        dividends and distributions ......................................          35,178           89,668
                                                                                              -----------------------------
===========================================================================================================================
Net Assets Applicable to Common Shares
---------------------------------------------------------------------------------------------------------------------------
                       Total increase (decrease) in net assets applicable to Common Shares         925,493         (314,392)
                       Beginning of period ...............................................      32,075,692       32,390,084
                                                                                              -----------------------------
                       End of period* ....................................................    $ 33,001,185     $ 32,075,692
                                                                                              =============================
                          * Undistributed investment income--net .........................    $    408,481     $    492,966
                                                                                              =============================

      See Notes to Financial Statements.


     THE MASSACHUSETTS HEALTH & EDUCATION TAX-EXEMPT TRUST    JUNE 30, 2005   11

Financial Highlights

                                                            For the Six
                                                           Months Ended                    For the Year Ended December 31,
The following per share data and ratios have been derived    June 30,       -------------------------------------------------------
from information provided in the financial statements.         2005           2004            2003            2002            2001
===================================================================================================================================
Per Share Operating Performance
-----------------------------------------------------------------------------------------------------------------------------------
            Net asset value, beginning of period .......   $ 13.74          $ 13.91         $ 13.76         $ 13.25         $ 13.17
                                                           ------------------------------------------------------------------------
            Investment income--net*** ..................       .39              .82             .93             .94             .94
            Realized and unrealized gain--net ..........       .41              .08             .07             .42             .03
            Dividends and distributions to Preferred
             Shareholders:
               Investment income--net ..................      (.03)            (.03)           (.03)           (.05)           (.11)
               Realized gain--net ......................        --             (.01)             --              --              --
                                                           ------------------------------------------------------------------------
            Total from investment operations ...........       .77              .86             .97            1.31             .86
                                                           ------------------------------------------------------------------------
            Less dividends and distributions to Common
             Shareholders:
               Investment income--net ..................      (.39)            (.87)           (.82)           (.80)           (.78)
               Realized gain--net ......................        --             (.16)             --              --              --
                                                           ------------------------------------------------------------------------
            Total dividends and distributions to Common
             Shareholders ..............................      (.39)           (1.03)           (.82)           (.80)           (.78)
                                                           ------------------------------------------------------------------------
            Net asset value, end of period .............   $ 14.12          $ 13.74         $ 13.91         $ 13.76         $ 13.25
                                                           ========================================================================
            Market price per share, end of period ......   $ 14.70          $ 16.24         $ 15.26         $ 13.48         $ 13.60
                                                           ========================================================================
===================================================================================================================================
Total Investment Return
-----------------------------------------------------------------------------------------------------------------------------------
            Based on market price per share ............     (6.97%)+         14.29%          20.11%           5.10%          13.01%
                                                           ========================================================================
===================================================================================================================================
Ratios Based on Average Net Assets of Common Shares**
-----------------------------------------------------------------------------------------------------------------------------------
            Total expenses, net of reimbursement .......      1.31%*           1.45%           1.16%           1.19%           1.18%
                                                           ========================================================================
            Total expenses .............................      1.31%*           1.45%           1.16%           1.20%           1.20%
                                                           ========================================================================
            Total investment income--net ...............      5.69%*           5.97%           6.74%           7.00%           7.02%
                                                           ========================================================================
===================================================================================================================================
Supplemental Data
-----------------------------------------------------------------------------------------------------------------------------------
            Net assets applicable to Common Shares, end
             of period (in thousands) ..................   $33,001          $32,076         $32,390         $31,996         $30,727
                                                           ========================================================================
            Portfolio turnover .........................      6.05%           20.70%          26.17%          35.56%          12.69%
                                                           ========================================================================

*     Annualized.
**    Do not reflect the effect of dividends to Preferred Shareholders.
***   Based on average shares outstanding.
+     Aggregate total investment return.

      See Notes to Financial Statements.


12   THE MASSACHUSETTS HEALTH & EDUCATION TAX-EXEMPT TRUST    JUNE 30, 2005

Notes to Financial Statements

1. Significant Accounting Policies:

The Massachusetts Health & Education Tax-Exempt Trust (the "Trust") is registered under the Investment Company Act of 1940, as amended, as a non-diversified, closed-end management investment company. The Trust's financial statements are prepared in conformity with U.S. generally accepted accounting principles, which may require the use of management accruals and estimates. Actual results may differ from these estimates. These unaudited financial statements reflect all adjustments, which are, in the opinion of management, necessary to present a fair statement of the results for the interim period. All such adjustments are of a normal, recurring nature. The Trust determines and makes available for publication the net asset value of its Common Shares on a daily basis. The Trust's Common Shares are listed on the American Stock Exchange under the symbol MHE. The following is a summary of significant accounting policies followed by the Trust.

(a) Valuation of investments -- Municipal bonds are traded primarily in the over-the-counter ("OTC") markets and are valued at the last available bid price in the OTC market or on the basis of values as obtained by a pricing service. Pricing services use valuation matrixes that incorporate both dealer-supplied valuations and valuation models. The procedures of the pricing service and its valuations are reviewed by the officers of the Trust under the general direction of the Board of Trustees. Such valuations and procedures are reviewed periodically by the Board of Trustees of the Trust. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their closing prices as of the close of such exchanges. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the OTC market, valuation is the last asked price (options written) or the last bid price (options purchased). Swap agreements are valued by quoted fair values received daily by the Trust's pricing service. Short-term investments with a remaining maturity of 60 days or less are valued at amortized cost, which approximates market value, under which method the investment is valued at cost and any premium or discount is amortized on a straight line basis to maturity. Investments in open-end investment companies are valued at their net asset value each business day. Securities and other assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Trustees of the Trust.

(b) Derivative financial instruments -- The Trust may engage in various portfolio investment strategies both to increase the return of the Trust and to hedge, or protect, its exposure to interest rate movements and movements in the securities markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

o Financial futures contracts -- The Trust may purchase or sell financial futures contracts and options on such futures contracts. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Trust deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Trust agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Trust as unrealized gains or losses. When the contract is closed, the Trust records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

o Options -- The Trust may write covered call options and purchase put options. When the Trust writes an option, an amount equal to the premium received by the Trust is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Trust enters into a closing transaction), the Trust realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

      Written and purchased options are non-income producing investments.


     THE MASSACHUSETTS HEALTH & EDUCATION TAX-EXEMPT TRUST    JUNE 30, 2005   13

Notes to Financial Statements (concluded)

o Forward interest rate swaps -- The Trust may enter into forward interest rate swaps. In a forward interest rate swap, the Trust and the counterparty agree to make periodic net payments on a specified notional contract amount, commencing on a specified future effective date, unless terminated earlier. When the agreement is closed, the Trust records a realized gain or loss in an amount equal to the value of the agreement.

(c) Income taxes -- It is the Trust's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

(d) Security transactions and investment income -- Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. The Trust amortizes all premiums and discounts on debt securities.

(e) Dividends and distributions -- Dividends from net investment income are declared daily and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates.

2. Investment Advisory Agreement and Transactions with Affiliates:

The Trust has entered into an advisory agreement with Fund Asset Management, L.P. ("FAM") and an administrative agreement with Princeton Administrators, L.P. ("Princeton"). The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner. FAM and Princeton are owned and controlled by ML & Co.

FAM is responsible for the management of the Trust's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Trust. For such services, the Trust pays a monthly fee at an annual rate of .35% of the Trust's average daily net assets, including proceeds from the issuance of Preferred Shares.

The Trust pays Princeton a monthly fee at an annual rate of .15% of the Trust's average daily net assets, including proceeds from the issuance of Preferred Shares, for the performance of administrative services (other than investment advice and related portfolio activities) necessary for the operation of the Trust.

Certain officers and/or trustees of the Trust are officers and/or directors of FAM, PSI, Princeton, and/or ML & Co.

3. Investments:

Purchases and sales of investments, excluding short-term securities, for the six months ended June 30, 2005 were $3,848,803 and $2,515,160, respectively.

4. Share Transactions:

Common Shares

The Trust is authorized to issue an unlimited number of Common Shares, par value $.01 per share. Shares issued and outstanding during the six months ended June 30, 2005 and the year ended December 31, 2004 increased by 2,474 and 6,200, respectively, as a result of reinvestment of dividends and distributions.

Preferred Shares

The Trust is authorized to issue an unlimited number of Preferred Shares, par value $.01 per share. In addition, the Trust has authorized 400 shares of Auction Preferred Shares, par value $.01 per share. Auction Preferred Shares are redeemable shares of Preferred Shares of the Trust, with a par value of $.01 per share and a liquidation preference of $50,000 per share, plus accrued and unpaid dividends, that entitle their holders to receive cash dividends at an annual rate that may vary for the successive dividend periods. The yield in effect at June 30, 2005 was 2.10%.

5. Subsequent Event:

The Trust paid a tax-exempt income dividend to holders of Common Shares in the amount of $.065000 per share on July 28, 2005 to shareholders of record on July 14, 2005.


14   THE MASSACHUSETTS HEALTH & EDUCATION TAX-EXEMPT TRUST    JUNE 30, 2005

Availability of Quarterly Schedule of Investments

The Trust files its complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The Trust's Forms N-Q are available on the SEC's Web site at http://www.sec.gov. The Trust's Forms N-Q may also be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Electronic Delivery

The Trust offers electronic delivery of communications to its shareholders. In order to receive this service, you must register your account and provide us with e-mail information. To sign up for this service, simply access this Web site at http://www.icsdelivery.com/live and follow the instructions. When you visit this site, you will obtain a personal identification number (PIN). You will need this PIN should you wish to update your e-mail address, choose to discontinue this service and/or make any other changes to the service. This service is not available for certain retirement accounts at this time.


     THE MASSACHUSETTS HEALTH & EDUCATION TAX-EXEMPT TRUST    JUNE 30, 2005   15

[LOGO] Merrill Lynch Investment Managers

www.mlim.ml.com

--------------------------------------------------------------------------------

Mercury Advisors

A Division of Merrill Lynch Investment Managers

www.mercury.ml.com

The Massachusetts Health & Education Tax-Exempt Trust seeks to provide shareholders with as high a level of current income exempt from both regular federal income taxes and Massachusetts personal income taxes as is consistent with the preservation of shareholders' capital. The Trust seeks to achieve its investment objective by investing primarily in Massachusetts tax-exempt obligations issued on behalf of participating not-for-profit institutions. The Trust will continue to invest primarily in "investment grade" obligations. The Trust is intended to be a long-term investment and not a short-term trading vehicle.

This report, including the financial information herein, is transmitted to shareholders of The Massachusetts Health & Education Tax-Exempt Trust for their information. It is not a prospectus. Past performance results shown in this report should not be considered a representation of future performance. The Trust has leveraged its Common Shares and intends to remain leveraged by issuing Preferred Shares to provide the Common Shareholders with a potentially higher rate of return. Leverage creates risks for Common Shareholders, including the likelihood of greater volatility of net asset value and market price of shares of the Common Shares, and the risk that fluctuations in the short-term dividend rates of the Preferred Shares may affect the yield to Common Shareholders. Statements and other information herein are as dated and are subject to change.

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling toll-free 1-800-MER-FUND (1-800-637-3863); (2) at www.mutualfunds.ml.com; and (3) on the Securities and Exchange Commission's Web site at http://www.sec.gov. Information about how the Trust voted proxies relating to securities held in the Trust's portfolio during the most recent 12-month period ended June 30 is available (1) at www.mutualfunds.ml.com and (2) on the Securities and Exchange Commission's Web site at http://www.sec.gov.

The Massachusetts Health & Education Tax-Exempt Trust
Box 9011
Princeton, NJ 08543-9011

                                                                   #MHET -- 6/05

Item 2 - Code of Ethics - Not Applicable to this semi-annual report

Item 3 - Audit Committee Financial Expert - Not Applicable to this semi-annual report

Item 4 - Principal Accountant Fees and Services - Not Applicable to this semi-annual report

Item 5 - Audit Committee of Listed Registrants - Not Applicable to this semi-annual report

Item 6 - Schedule of Investments - Not Applicable

Item 7 - Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies - Not Applicable to this semi-annual report

Item 8 - Portfolio Managers of Closed-End Management Investment Companies - Not Applicable to this semi-annual report

Item 9 - Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers - Not Applicable

Item 10 - Submission of Matters to a Vote of Security Holders - Not Applicable

Item 11 - Controls and Procedures

11(a) - The registrant's certifying officers have reasonably designed such disclosure controls and procedures to ensure material information relating to the registrant is made known to us by others particularly during the period in which this report is being prepared. The registrant's certifying officers have determined that the registrant's disclosure controls and procedures are effective based on our evaluation of these controls and procedures as of a date within 90 days prior to the filing date of this report.

11(b) - There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the last fiscal half-year of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12 - Exhibits attached hereto

12(a)(1) - Code of Ethics - Not Applicable to this semi-annual report

12(a)(2) - Certifications - Attached hereto

12(a)(3) - Not Applicable

12(b) -    Certifications - Attached hereto

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

The Massachusetts Health & Education Tax-Exempt Trust


By: /s/ John M. Loffredo
    -----------------------
    John M. Loffredo,
    President of
    The Massachusetts Health & Education Tax-Exempt Trust

Date: August 19, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By: /s/ John M. Loffredo
    -----------------------
    John M. Loffredo,
    President of
    The Massachusetts Health & Education Tax-Exempt Trust

Date: August 19, 2005


By: /s/ Donald C. Burke
    -----------------------
    Donald C. Burke,
    Treasurer of
    The Massachusetts Health & Education Tax-Exempt Trust

Date: August 19, 2005